                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 pr 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)        March 31, 2001
                                                             --------------

                        INTERUNION FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                    0-28638              87-0520294
--------------------------------------------------------------------------------
   (State or other jurisdiction      (Commission File      (I.R.S. Employer
  incorporation or organization)          Number)         Identification No.)

     1232 NORTH OCEAN WAY, PALM BEACH, FL                            33480
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)

         (561) 845-2849                                  (561) 844-0517
--------------------------------------------------------------------------------
   (Issuer's telephone number)                   (Issuer's telecopier number)

Effective March 31, 2001, the address of the principal executive offices of the Registrant was changed to 1232 North Ocean Way, Palm Beach, FL 33480 and telephone number changed to 561-845-2849.

Former address of Registrant: Suite 301, 249 Royal Palm Way, Palm Beach FL 33480

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


INTERUNION FINANCIAL CORPORATION


Date:        March 31, 2001                  By:      /s/ Georges Benarroch
       -------------------------------           -------------------------------
                                                   Georges Benarroch, Director


Date:        March 31, 2001                  By:      /s/ Muriel Woodtli
       -------------------------------           -------------------------------
                                                     Muriel Woodtli, Director